OPERATING EXPENSES	12 Months Ended
Dec. 31, 2022
Operating Expenses
OPERATING EXPENSES

5.	OPERATING EXPENSES

Operating expenses of the Partnership include, but are not limited to, legal fees, accounting fees and filing fees. Total operating expenses of the Partnership (including its pro-rata share of Master Fund expenses) are not expected to exceed 1/2 of 1% per annum of the Partnership’s average month-end net asset value. For the year ended December 31, 2022, the Partnership incurred Partnership-level administrative expenses of $330,536 and a pro-rata share of master expenses of $182,745, totaling $513,281. For the year ended December 31, 2021, the Partnership incurred Partnership-level administrative expenses of $341,420 and a pro-rata share of master expenses of $171,891, totaling $513,311. These amounts are included in the Statements of Operations under “Operating expenses.”